SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 29, 2000


                               MORTGAGE.COM, INC.
             (Exact name of registrant as specified in its charter)


           Florida                        000-26787              65-0435281
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                   File No.)         Identification No.)


1643 North Harrison Parkway
Sunrise, Florida                                                       33323
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code:   (954) 838-5000


          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On March 29, 2000, the Company announced that it had entered into a stock purchase agreement with an institutional investor for an equity line of credit pursuant to which the investor has committed to purchase, at the option of the Company, up to $40 million of the Company's common stock over the next 24 months.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1     Press Release dated March 29, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORTGAGE.COM, INC.
                                          (Registrant)


March 29, 2000                         By:   /s/ Edwin D. Johnson
                                          --------------------------------------
                                             Edwin D. Johnson
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT LIST



99.1     Press Release dated March 29, 2000



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